Significant events	12 Months Ended
Dec. 31, 2022
Significant events
Significant events

2.           Significant events

a)	Share purchase and sale agreement.

On July 31, 2022, a subsidiary of VINCI Airports SAS (“VINCI”) entered into a share purchase and sale agreement to indirectly acquire 29.99% of the shares representing the outstanding capital stock of Grupo Aeroportuario del Centro Norte, S. A. B. de C.V. The consummation of the sale and purchase was subject to certain closing conditions common to this type of transaction.

On December 7, 2022, the indirect acquisition of 29.99% of the shares representing the capital stock of GACN was consummated. The transaction was carried out through the purchase by VINCI of 100% of the shares representing the capital stock of Servicios de Tecnología Aeroportuaria, S.A. de C.V. (“SETA”) and of Aerodrome Infrastructure S.á r. l. (“Aerodrome”) which, as of the date of the sale, owned 49,766,000 series BB shares of GACN and 7,516,377 series B shares of GACN , in the case of SETA, and 58,529,833 series B shares of GACN , in the case of Aerodrome.

The purchase price for SETA was approximately US$578.7 million and for Aerodrome, net of debt, including intercompany debt of Aerodrome, was approximately US$240.8 million.

This transaction had no financial and accounting effect that had to be recognized in the Company's financial statements as the indirect acquisition of shares of GACN did not represent any resources received or expenditure made by the Company, nor a change in the number of shares outstanding.

b)	Debt issuance and repayment of bank loans

On March 31, 2022, GACN issued sustainability-linked debt securities for a total of Ps.4,000,000 in two tranches, one at a variable rate and the other at a fixed rate. The variable rate tranche, in the amount of Ps.1,700,000, matures in 5 years and bears interest at 28-day TIIE plus 14 basis points.

The fixed rate tranche, in the amount of Ps.2,300,000, maturing in 7 years, bears interest at a rate of 9.35%. In both cases, the principal amount will be paid in a single installment at maturity.

The proceeds of the issuance were used to repay Ps.2,700,000 of short-term bank debt and the remainder will be used primarily to finance the investment plan under the Master Development Programs of the group’s airports.

c)	Dividend payments

On January 7, 2022, in accordance with the resolutions adopted by its General Ordinary and Extraordinary Shareholders’ Meeting, held on December 22, 2021, the Board of Directors with the power delegated by the Shareholders’ Meeting, determined the payment of a cash dividend of Ps.4,370,000 to be paid in a single installment of Ps.11.202023995 per share. The payment date was January 19, 2022, upon delivery of coupon number 4.

At the Annual Ordinary Stockholders’ Meeting held on April 22, 2022, the stockholders approved the payment of a cash dividend of Ps. 2,300,000 in two installments: the first dividend amounted to Ps. 1,800,000, or 4.614064804 pesos per share, which was paid on May 24, 2022, and the second amounted to Ps. 500,000, or 1.28168466 pesos per share, which was paid on July 25, 2022.